UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 08085

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 10

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2021

Date of reporting period:	10/31/2021

Item 1 – Reports to Stockholders

PGIM JENNISON GLOBAL EQUITY INCOME FUND

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Equity Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses. And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income.

Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than

$1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Equity Income Fund

December 15, 2021

PGIM Jennison Global Equity Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Ten Years (%)

Class A

(with sales charges)	27.51	9.88	9.58

(without sales charges)	34.94	11.13	10.20

Class C

(with sales charges)	32.98	10.34	9.39

(without sales charges)	33.98	10.34	9.39

Class R

(without sales charges)	34.53	10.80	9.90

Class Z

(without sales charges)	35.26	11.43	10.49

Class R6

(without sales charges)	35.33	11.53	10.59

MSCI All Country World ND Index

	37.28	14.72	11.32

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World ND Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2011) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables above, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Global Equity Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

MSCI All Country World ND Index—The MSCI All Country World Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ND Index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The ND version of the MSCI ACWI Index reflects the impact of the maximum withholding taxes on reinvested dividends. The MSCI ACWI ND Index is unmanaged and the total return includes the reinvestment of all dividends.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	United States	3.7%
JPMorgan Chase & Co.	Banks	United States	3.5%
Texas Instruments, Inc.	Semiconductors & Semiconductor Equipment	United States	3.5%
AXA SA	Insurance	France	3.5%
Zurich Insurance Group AG	Insurance	Switzerland	3.5%
American Campus Communities, Inc., REIT	Equity Real Estate Investment Trusts (REITs)	United States	3.2%
Prologis, Inc., REIT	Equity Real Estate Investment Trusts (REITs)	United States	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	Taiwan	3.1%
Microsoft Corp.	Software	United States	3.0%
AbbVie, Inc.	Biotechnology	United States	3.0%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Global Equity Income Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Global Equity Income Fund’s Class Z shares returned 35.26% in the 12-month reporting period that ended October 31, 2021, underperforming the 37.28% return of the MSCI All Country World ND Index (the Index).

What were the market conditions?

●

After a tumultuous performance for much of early 2020 due to the impacts of the COVID-19 pandemic, global equity markets recovered in late 2020 and continued to climb through much of 2021. Markets were led higher by sectors and industries that benefited the most from a cyclical economic recovery.

●

By the middle of 2021, growth-oriented companies also began to drive the broad market higher. Despite concerns of another wave of global shutdowns due to new variants of COVID-19, markets maintained strong performance through the end of the reporting period.

●

Within the Index, the energy, financials, and information technology (IT) sectors contributed most to the Index’s performance over the period. Although the utilities, consumer staples, and consumer discretionary sectors all had positive performance, they were the weakest-performing sectors during the period.

What worked?

●

The Fund’s allocations within the financials, IT, and energy sectors were the primary drivers of performance relative to the Index during the reporting period. Among the Fund’s individual financial holdings, AXA SA, JPMorgan Chase & Co., MetLife Inc., and PNC Financial Services Group Inc. led the way. Among IT holdings, Microsoft Corp., Apple Inc., and Lam Research Corp. were leading performers. Within the energy sector, TotalEnergies SE and Enbridge Inc. also drove performance.

●	Other notable contributors to returns during the period included GFL Environmental Inc., Prologis Inc., and Linde plc.

What didn’t work?

●

Utility stocks were among the key detractors from the Fund’s performance during the reporting period, most notably individual holdings in Sempra Energy, National Grid plc, American Electric Power Co., APA Group, and Public Service Group plc. The Fund sold its positions in Sempra and APA during the period.

●

Within the consumer staples sector, Procter & Gamble Co., Reckitt Benckiser Group Plc., and Nestle SA also underperformed during the period. The Fund sold its positions in Reckitt and Nestle during the period.

●	Other notable detractors from returns during the period included Bristol-Myers Squibb Co. and BASF SE.

Current outlook

●	Equity markets worldwide generated strong returns for most of 2021 as global economies reopened following the depths of the COVID-19 pandemic. Demand for a

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broad range of products and services was strong during the period. Consumers increased purchases significantly—sometimes referred to as “revenge spending”—after varying degrees of lockdowns were lifted.

●

Despite a positive period for equity markets, inflation worries increased, driven by a sharp rise in many commodity prices, particularly energy. Energy demand was strong during the period, as factories increased production to meet rising consumer spending and as people hit the road to re-engage with family and friends. However, the rise in demand combined with limited supply exacerbated inflationary pressures and higher prices during the period.

●

An increase in inflation expectations also pushed interest rates higher during the period. Rising 10-year US Treasury yields led to greater speculation as to when the Federal Reserve (the Fed) might begin to taper its supportive monetary policies. During the period, Fed Chairman Jerome Powell noted that although long-run inflation expectations were in line with the central bank’s 2% target, higher short-term inflation might last longer due to supply-chain bottlenecks. While higher inflation may eventually prove to be transitory, it may add to market volatility, in Jennison’s view.

●

With some investors viewing equities as “the only game in town,” Jennison maintains its conviction that income-oriented stocks with durable dividends should be attractive for investors. Historically low interest rates—both in the US and globally—renders bonds less attractive, leaving fewer alternatives for investors seeking income. Despite the near-term rise in corporate and US Treasury bond yields, the differential between equity and bond yields is still at a premium. From an income perspective, a premium yield plus the potential to grow that yield over time offers an attractive value proposition to investors, in Jennison’s view. Jennison believes the Fund holds durable businesses with solid earnings and cash-flow growth, making it less likely their dividends will be cut. As such, the Fund continues to be positioned in companies that Jennison believes have a greater fundamental ability to sustain and grow their dividends.

PGIM Jennison Global Equity Income Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Equity Income Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,053.70	1.14%	$5.90
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80
Class C	Actual	$1,000.00	$1,049.90	1.83%	$9.46
	Hypothetical	$1,000.00	$1,015.98	1.83%	$9.30
Class R	Actual	$1,000.00	$1,052.20	1.44%	$7.45
	Hypothetical	$1,000.00	$1,017.95	1.44%	$7.32
Class Z	Actual	$1,000.00	$1,054.60	0.86%	$4.45
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38
Class R6	Actual	$1,000.00	$1,055.40	0.80%	$4.14
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Global Equity Income Fund	11

Schedule of Investments

as of October 31, 2021

	Shares	Value

LONG-TERM INVESTMENTS — 99.6%

COMMON STOCKS — 93.7%
Australia — 1.2%
Transurban Group	1,225,368	$12,453,786

Canada — 4.2%
Canadian National Railway Co.	81,346	10,811,697
Enbridge, Inc.	562,333	23,554,737
Pembina Pipeline Corp.	254,147	8,413,383

		42,779,817

France — 12.0%
AXA SA	1,203,040	35,057,924
Cie Generale des Etablissements Michelin SCA	131,636	20,689,156
Sanofi	185,965	18,638,712
TotalEnergies SE, ADR	541,399	27,129,504
Veolia Environnement SA	618,487	20,197,542

		121,712,838

Germany — 0.8%
BASF SE	110,772	7,986,187

Italy — 1.7%
Enel SpA	2,088,643	17,508,862

Netherlands — 0.9%
Akzo Nobel NV	81,740	9,419,485

South Korea — 1.0%
Samsung Electronics Co. Ltd.	163,822	9,830,370

Spain — 3.3%
Ferrovial SA	332,713	10,502,265
Iberdrola SA	1,960,080	23,143,297

		33,645,562

Switzerland — 3.5%
Zurich Insurance Group AG	78,700	34,967,230

Taiwan — 3.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	276,463	31,433,843

United Kingdom — 5.7%
AstraZeneca PLC, ADR	272,077	16,972,163
Linde PLC	93,973	29,996,182
National Grid PLC	822,050	10,575,620

		57,543,965

United States — 56.3%
AbbVie, Inc.	263,475	30,212,678
American Campus Communities, Inc., REIT	600,628	32,265,736

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	13

Schedule of Investments (continued)

as of October 31, 2021

	Shares	Value
COMMON STOCKS (continued)

United States (cont’d.)
Apple, Inc.	247,545	$37,082,241
Bristol-Myers Squibb Co.	223,944	13,078,330
Caterpillar, Inc.	58,214	11,876,238
Corning, Inc.	265,071	9,428,575
D.R. Horton, Inc.	113,949	10,172,227
Deere & Co.	57,954	19,838,234
Dow, Inc.	209,648	11,733,999
Gateway Energy & Resource Holdings LLC Private Placement, 144A (original cost $2,000,000; purchased 12/14/07)*^(f)	100,000	185,250
Home Depot, Inc. (The)	24,521	9,115,437
Johnson Controls International PLC	286,316	21,007,005
JPMorgan Chase & Co.	206,704	35,116,943
Lam Research Corp.	43,336	24,422,870
McDonald’s Corp.	53,181	13,058,595
MetLife, Inc.	433,959	27,252,625
Microsoft Corp.	92,975	30,832,369
PepsiCo, Inc.	120,146	19,415,594
PNC Financial Services Group, Inc. (The)	109,957	23,204,226
Procter & Gamble Co. (The)	61,157	8,744,839
Prologis, Inc., REIT	218,531	31,678,254
Public Service Enterprise Group, Inc.	153,628	9,801,466
QUALCOMM, Inc.	213,268	28,373,175
Texas Instruments, Inc.	187,161	35,088,944
Truist Financial Corp.	324,815	20,616,008
Union Pacific Corp.	79,061	19,085,325
United Parcel Service, Inc. (Class B Stock)	55,660	11,881,740
Walmart, Inc.	101,377	15,147,751
Williams Cos., Inc. (The)	346,316	9,728,016

		569,444,690

TOTAL COMMON STOCKS (cost $684,480,454)		948,726,635

PREFERRED STOCKS — 5.9%
Canada — 2.5%
GFL Environmental, Inc., CVT, 6.000%, Maturing 03/15/23	267,008	25,189,535

United States — 3.4%
American Electric Power Co., Inc., CVT, 6.125%, Maturing 03/15/22(a)	150,622	7,490,432

See Notes to Financial Statements.

14

	Shares	Value
PREFERRED STOCKS (continued)

United States (cont’d.)
Aptiv PLC, Series A, CVT, 5.500%, Maturing 06/15/23(a)	97,342	$18,806,474
Danaher Corp., Series B, CVT, 5.000%, Maturing 04/15/23(a)	4,872	8,091,174

		34,388,080

TOTAL PREFERRED STOCKS (cost $35,634,536)		59,577,615

TOTAL LONG-TERM INVESTMENTS (cost $720,114,990)		1,008,304,250

SHORT-TERM INVESTMENTS — 1.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	2,298,779	2,298,779
PGIM Institutional Money Market Fund (cost $9,600,939; includes $9,600,326 of cash collateral for securities on loan)(b)(wa)	9,612,391	9,606,624

TOTAL SHORT-TERM INVESTMENTS (cost $11,899,718)		11,905,403

TOTAL INVESTMENTS—100.8% (cost $732,014,708)		1,020,209,653

Liabilities in excess of other assets — (0.8)%		(8,063,097)

NET ASSETS — 100.0%		$1,012,146,556

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

CVT—Convertible Security

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $185,250 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $9,656,875; cash collateral of $9,600,326 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $2,000,000. The aggregate value of $185,250 is 0.0% of net assets.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	15

Schedule of Investments (continued)

as of October 31, 2021

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$12,453,786	$—
Canada	42,779,817	—	—
France	27,129,504	94,583,334	—
Germany	—	7,986,187	—
Italy	—	17,508,862	—
Netherlands	—	9,419,485	—
South Korea	—	9,830,370	—
Spain	—	33,645,562	—
Switzerland	—	34,967,230	—
Taiwan	31,433,843	—	—
United Kingdom	46,968,345	10,575,620	—
United States	569,259,440	—	185,250
Preferred Stocks
Canada	25,189,535	—	—
United States	34,388,080	—	—
Short-Term Investments
Affiliated Mutual Funds	11,905,403	—	—

Total	$789,053,967	$230,970,436	$185,250

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Semiconductors & Semiconductor Equipment	11.8%
Insurance	9.7
Banks	7.8
Oil, Gas & Consumable Fuels	6.8

Equity Real Estate Investment Trusts (REITs)	6.3%
Chemicals	5.8
Pharmaceuticals	4.8
Electric Utilities	4.7

See Notes to Financial Statements.

16

Industry Classification (continued):

Technology Hardware, Storage & Peripherals	4.7%
Multi-Utilities	4.0
Auto Components	3.9
Machinery	3.1
Software	3.0
Biotechnology	3.0
Road & Rail	3.0
Commercial Services & Supplies	2.5
Building Products	2.1
Beverages	1.9
Food & Staples Retailing	1.5
Hotels, Restaurants & Leisure	1.3
Transportation Infrastructure	1.2
Affiliated Mutual Funds (0.9% represents investments purchased with collateral from securities on loan)	1.2

Air Freight & Logistics	1.2%
Construction & Engineering	1.0
Household Durables	1.0
Electronic Equipment, Instruments & Components	0.9
Specialty Retail	0.9
Household Products	0.9
Health Care Equipment & Supplies	0.8
Diversified Financial Services	0.0 *

100.8
Liabilities in excess of other assets	(0.8)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$9,656,875	$(9,600,326)	$56,549

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	17

Statement of Assets and Liabilities

as of October 31, 2021

Assets

Investments at value, including securities on loan of $9,656,875:
Unaffiliated investments (cost $720,114,990)	$1,008,304,250
Affiliated investments (cost $11,899,718)	11,905,403
Cash	23
Tax reclaim receivable	2,148,696
Dividends receivable	1,772,973
Receivable for Fund shares sold	696,520
Prepaid expenses	6,434

Total Assets	1,024,834,299

Liabilities

Payable to broker for collateral for securities on loan	9,600,326
Payable for Fund shares purchased	1,993,949
Management fee payable	620,356
Distribution fee payable	213,017
Accrued expenses and other liabilities	198,151
Affiliated transfer agent fee payable	60,468
Directors’ fees payable	1,476

Total Liabilities	12,687,743

Net Assets	$1,012,146,556

Net assets were comprised of:
Common stock, at par	$66,443
Paid-in capital in excess of par	688,125,466
Total distributable earnings (loss)	323,954,647

Net assets, October 31, 2021	$1,012,146,556

See Notes to Financial Statements.

18

Class A

Net asset value and redemption price per share, ($690,133,410 ÷ 44,848,292 shares of common stock issued and outstanding)	$15.39
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price to public	$16.29

Class C

Net asset value, offering price and redemption price per share, ($71,414,306 ÷ 5,297,994 shares of common stock issued and outstanding)	$13.48

Class R

Net asset value, offering price and redemption price per share, ($23,057,689 ÷ 1,498,374 shares of common stock issued and outstanding)	$15.39

Class Z

Net asset value, offering price and redemption price per share, ($214,109,290 ÷ 13,926,964 shares of common stock issued and outstanding)	$15.37

Class R6

Net asset value, offering price and redemption price per share, ($13,431,861 ÷ 871,522 shares of common stock issued and outstanding)	$15.41

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	19

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $1,857,963 foreign withholding tax)	$28,734,700
Income from securities lending, net (including affiliated income of $15,247)	31,687
Affiliated dividend income	6,876

Total income	28,773,263

Expenses
Management fee	7,403,405
Distribution fee(a)	3,178,043
Transfer agent’s fees and expenses (including affiliated expense of $324,914)(a)	1,171,672
Custodian and accounting fees	112,032
Registration fees(a)	62,841
Shareholders’ reports	47,564
Audit fee	29,104
Legal fees and expenses	23,837
Directors’ fees	21,089
Miscellaneous	31,841

Total expenses	12,081,428
Less: Fee waiver and/or expense reimbursement(a)	(11,328)
Distribution fee waiver(a)	(383,505)

Net expenses	11,686,595

Net investment income (loss)	17,086,668

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $4,442)	37,107,425
Foreign currency transactions	(59,235)

37,048,190

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(15,870))	238,641,992
Foreign currencies	(16,766)

238,625,226

Net gain (loss) on investment and foreign currency transactions	275,673,416

Net Increase (Decrease) In Net Assets Resulting From Operations	$292,760,084

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	1,959,702	1,047,677	170,664	—	—
Transfer agent’s fees and expenses	814,325	111,147	35,000	210,633	567
Registration fees	15,945	10,990	6,430	15,434	14,042
Fee waiver and/or expense reimbursement	—	—	—	—	(11,328)
Distribution fee waiver	(326,617)	—	(56,888)	—	—

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended October 31,
	2021	2020

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$17,086,668	$20,134,581
Net realized gain (loss) on investment and foreign currency transactions	37,048,190	67,254,439
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	238,625,226	(135,235,460)

Net increase (decrease) in net assets resulting from operations	292,760,084	(47,846,440)

Dividends and Distributions
Distributions from distributable earnings
Class A	(49,040,061)	(65,938,033)
Class B	—	(2,224,015)
Class C	(12,619,570)	(32,156,652)
Class R	(1,736,360)	(2,723,434)
Class Z	(18,128,506)	(33,909,314)
Class R6	(526,894)	(382,593)

	(82,051,391)	(137,334,041)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	35,483,378	36,462,809
Net asset value of shares issued in reinvestment of dividends and distributions	74,373,343	122,981,230
Cost of shares purchased	(197,913,167)	(363,459,395)

Net increase (decrease) in net assets from Fund share transactions	(88,056,446)	(204,015,356)

Total increase (decrease)	122,652,247	(389,195,837)

Net Assets:
Beginning of year	889,494,309	1,278,690,146

End of year	$1,012,146,556	$889,494,309

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	21

Financial Highlights

Class A Shares
		Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.40	$14.45	$16.18	$16.75	$14.68
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.26	0.29	0.44	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.90	(0.70)	0.62	(0.01)	2.11
Total from investment operations	4.15	(0.44)	0.91	0.43	2.45
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.29)	(0.29)	(0.43)	(0.38)
Distributions from net realized gains	(0.91)	(1.32)	(2.35)	(0.57)	-
Total dividends and distributions	(1.16)	(1.61)	(2.64)	(1.00)	(0.38)
Net asset value, end of year	$15.39	$12.40	$14.45	$16.18	$16.75
Total Return(b):	34.94%	(3.76)%	9.02%	2.45%	16.88%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$690	$518	$603	$580	$680
Average net assets (in millions)	$653	$544	$570	$648	$809
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.14%	1.15%	1.16%	1.15%	1.14%
Expenses before waivers and/or expense reimbursement	1.19%	1.20%	1.21%	1.20%	1.19%
Net investment income (loss)	1.72%	1.98%	2.02%	2.58%	2.18%
Portfolio turnover rate(e)	12%	97%	77%	88%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class C Shares
		Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.99	$12.99	$14.84	$15.45	$13.57
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.16	0.18	0.29	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.44	(0.62)	0.52	- (b)	1.95
Total from investment operations	3.57	(0.46)	0.70	0.29	2.16
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.22)	(0.20)	(0.33)	(0.28)
Distributions from net realized gains	(0.91)	(1.32)	(2.35)	(0.57)	-
Total dividends and distributions	(1.08)	(1.54)	(2.55)	(0.90)	(0.28)
Net asset value, end of year	$13.48	$10.99	$12.99	$14.84	$15.45
Total Return(c):	33.98%	(4.46)%	8.27%	1.70%	16.03%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$71	$151	$295	$505	$658
Average net assets (in millions)	$105	$221	$399	$597	$786
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.88%	1.87%	1.85%	1.87%	1.89%
Expenses before waivers and/or expense reimbursement	1.88%	1.87%	1.85%	1.87%	1.89%
Net investment income (loss)	1.02%	1.37%	1.38%	1.84%	1.45%
Portfolio turnover rate(f)	12%	97%	77%	88%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	23

Financial Highlights (continued)

Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.40	$14.45	$16.18	$16.75	$14.68
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.22	0.25	0.38	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.90	(0.70)	0.62	- (b)	2.10
Total from investment operations	4.11	(0.48)	0.87	0.38	2.41
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.25)	(0.25)	(0.38)	(0.34)
Distributions from net realized gains	(0.91)	(1.32)	(2.35)	(0.57)	-
Total dividends and distributions	(1.12)	(1.57)	(2.60)	(0.95)	(0.34)
Net asset value, end of year	$15.39	$12.40	$14.45	$16.18	$16.75
Total Return(c):	34.53%	(4.07)%	8.69%	2.12%	16.59%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$23	$20	$26	$28	$37
Average net assets (in millions)	$23	$23	$27	$33	$40
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.45%	1.49%	1.44%	1.48%	1.39%
Expenses before waivers and/or expense reimbursement	1.70%	1.74%	1.69%	1.73%	1.64%
Net investment income (loss)	1.42%	1.69%	1.76%	2.24%	1.95%
Portfolio turnover rate(f)	12%	97%	77%	88%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount rounds to zero.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class Z Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.39	$14.44	$16.18	$16.74	$14.67
Income (loss) from investment operations:
Net investment income (loss)	0.29	0.30	0.33	0.48	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.89	(0.70)	0.61	0.01	2.11
Total from investment operations	4.18	(0.40)	0.94	0.49	2.49
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.33)	(0.33)	(0.48)	(0.42)
Distributions from net realized gains	(0.91)	(1.32)	(2.35)	(0.57)	-
Total dividends and distributions	(1.20)	(1.65)	(2.68)	(1.05)	(0.42)
Net asset value, end of year	$15.37	$12.39	$14.44	$16.18	$16.74
Total Return(b):	35.26%	(3.49)%	9.28%	2.79%	17.18%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$214	$197	$328	$452	$566
Average net assets (in millions)	$215	$249	$375	$507	$861
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.87%	0.88%	0.87%	0.88%	0.90%
Expenses before waivers and/or expense reimbursement	0.87%	0.88%	0.87%	0.88%	0.90%
Net investment income (loss)	2.00%	2.31%	2.33%	2.82%	2.46%
Portfolio turnover rate(e)	12%	97%	77%	88%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Equity Income Fund	25

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.42	$14.47	$16.20	$16.77	$14.69
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.29	0.34	0.52	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.92	(0.68)	0.62	(0.03)	2.09
Total from investment operations	4.20	(0.39)	0.96	0.49	2.51
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.34)	(0.34)	(0.49)	(0.43)
Distributions from net realized gains	(0.91)	(1.32)	(2.35)	(0.57)	-
Total dividends and distributions	(1.21)	(1.66)	(2.69)	(1.06)	(0.43)
Net asset value, end of year	$15.41	$12.42	$14.47	$16.20	$16.77
Total Return(b):	35.33%	(3.39)%	9.41%	2.81%	17.32%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$13	$4	$3	$4	$3
Average net assets (in millions)	$9	$3	$4	$4	$4
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses before waivers and/or expense reimbursement	0.93%	1.23%	0.96%	1.19%	0.80%
Net investment income (loss)	1.90%	2.26%	2.39%	3.08%	2.68%
Portfolio turnover rate(e)	12%	97%	77%	88%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Notes to Financial Statements

1. Organization

Prudential Investment Portfolios, Inc. 10 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of two separate funds: PGIM Jennison Global Equity Income Fund and PGIM QMA Mid-Cap Value Fund. These financial statements relate only to the PGIM Jennison Global Equity Income Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek income and capital appreciation.

2. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Global Equity Income Fund	27

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

28

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported Net change in unrealized appreciation (depreciation) on investments and Net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Jennison Global Equity Income Fund	29

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

30

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.745% of the Fund’s average daily net assets up to and including $500 million, 0.73% on the next $500 million, 0.625% on the next $1.5 billion, 0.60% on

PGIM Jennison Global Equity Income Fund	31

Notes to Financial Statements (continued)

the next $5 billion, 0.58% on the next $2.5 billion and 0.56% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.74% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.80% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%,1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed to limit such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively, through February 28, 2023. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

For the year ended October 31, 2021, PIMS received $181,627 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $1,000 and $1,347 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees,

32

PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $119,207,667 and $270,778,616, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

PGIM Jennison Global Equity Income Fund	33

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$ 680,112	$151,398,612	$149,779,945	$—	$—	$2,298,779	2,298,779	$6,876

PGIM Institutional Money Market Fund (1)(b)(wa)
25,617,998	298,169,350	314,169,296	(15,870)	4,442	9,606,624	9,612,391	15,247	(2)

$ 26,298,110	$449,567,962	$463,949,241	$(15,870)	$4,442	$11,905,403		$22,123

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $17,152,704 of ordinary income and $64,898,687 of long-term capital gains. For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $22,267,919 of ordinary income and $115,066,122 of long-term capital gains.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis were $6,441,618 of ordinary income and $31,439,150 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$734,135,774	$299,860,865	$(13,786,986)	$286,073,879

The difference between GAAP and tax basis were primarily due to deferred losses on wash sales and cost basis differences between GAAP and tax reporting treatment of partnership investments.

34

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 5,500,000,000 shares of capital stock, $0.001 par value per share, 2,770,000,000 of which are designated as shares of the Fund. The shares are currently classified and designated as follows:

Class A	400,000,000
Class B	20,000,000
Class C	300,000,000
Class R	75,000,000
Class Z	1,250,000,000
Class T	650,000,000
Class R6	75,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	13,480	0.1%
Class C	884	0.1%
Class R	365,760	24.4%

PGIM Jennison Global Equity Income Fund	35

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	8	64.1%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	1,143,475	$16,198,652
Shares issued in reinvestment of dividends and distributions	3,303,325	44,678,508
Shares purchased	(7,560,520)	(108,572,291)

Net increase (decrease) in shares outstanding before conversion	(3,113,720)	(47,695,131)
Shares issued upon conversion from other share class(es)	6,753,616	95,779,647
Shares purchased upon conversion into other share class(es)	(585,963)	(8,509,989)

Net increase (decrease) in shares outstanding	3,053,933	$39,574,527

Year ended October 31, 2020:
Shares sold	948,553	$12,276,030
Shares issued in reinvestment of dividends and distributions	4,672,391	62,879,996
Shares purchased	(10,894,692)	(138,695,170)

Net increase (decrease) in shares outstanding before conversion	(5,273,748)	(63,539,144)
Shares issued upon conversion from other share class(es)	5,929,232	75,471,209
Shares purchased upon conversion into other share class(es)	(585,542)	(7,637,557)

Net increase (decrease) in shares outstanding	69,942	$4,294,508

Class B
Period ended June 26, 2020*:
Shares sold	34,272	$421,699
Shares issued in reinvestment of dividends and distributions	148,052	1,803,841
Shares purchased	(368,748)	(4,429,833)

Net increase (decrease) in shares outstanding before conversion	(186,424)	(2,204,293)
Shares purchased upon conversion into other share class(es)	(1,617,470)	(17,776,878)

Net increase (decrease) in shares outstanding	(1,803,894)	$(19,981,171)

36

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	233,021	$2,936,540
Shares issued in reinvestment of dividends and distributions	1,057,685	12,453,637
Shares purchased	(2,023,663)	(25,201,049)

Net increase (decrease) in shares outstanding before conversion	(732,957)	(9,810,872)
Shares purchased upon conversion into other share class(es)	(7,671,067)	(95,567,957)

Net increase (decrease) in shares outstanding	(8,404,024)	$(105,378,829)

Year ended October 31, 2020:
Shares sold	541,171	$6,425,794
Shares issued in reinvestment of dividends and distributions	2,268,662	27,346,424
Shares purchased	(6,457,520)	(74,001,209)

Net increase (decrease) in shares outstanding before conversion	(3,647,687)	(40,228,991)
Shares purchased upon conversion into other share class(es)	(5,381,169)	(61,602,317)

Net increase (decrease) in shares outstanding	(9,028,856)	$(101,831,308)

Class R
Year ended October 31, 2021:
Shares sold	89,838	$1,291,516
Shares issued in reinvestment of dividends and distributions	128,681	1,736,360
Shares purchased	(305,877)	(4,417,458)

Net increase (decrease) in shares outstanding	(87,358)	$(1,389,582)

Year ended October 31, 2020:
Shares sold	83,595	$1,020,449
Shares issued in reinvestment of dividends and distributions	201,453	2,722,471
Shares purchased	(479,752)	(6,048,807)

Net increase (decrease) in shares outstanding	(194,704)	$(2,305,887)

Class Z
Year ended October 31, 2021:
Shares sold	760,473	$10,798,529
Shares issued in reinvestment of dividends and distributions	1,109,981	14,980,331
Shares purchased	(4,021,149)	(57,245,815)

Net increase (decrease) in shares outstanding before conversion	(2,150,695)	(31,466,955)
Shares issued upon conversion from other share class(es)	673,649	9,729,948
Shares purchased upon conversion into other share class(es)	(474,369)	(7,052,601)

Net increase (decrease) in shares outstanding	(1,951,415)	$(28,789,608)

Year ended October 31, 2020:
Shares sold	1,071,093	$13,409,658
Shares issued in reinvestment of dividends and distributions	2,071,708	27,848,794
Shares purchased	(10,812,928)	(137,934,574)

Net increase (decrease) in shares outstanding before conversion	(7,670,127)	(96,676,122)
Shares issued upon conversion from other share class(es)	1,053,232	13,798,767
Shares purchased upon conversion into other share class(es)	(197,589)	(2,570,561)

Net increase (decrease) in shares outstanding	(6,814,484)	$(85,447,916)

PGIM Jennison Global Equity Income Fund	37

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended October 31, 2021:
Shares sold	297,200	$4,258,141
Shares issued in reinvestment of dividends and distributions	38,289	524,507
Shares purchased	(170,661)	(2,476,554)

Net increase (decrease) in shares outstanding before conversion	164,828	2,306,094
Shares issued upon conversion from other share class(es)	378,404	5,692,360
Shares purchased upon conversion into other share class(es)	(5,101)	(71,408)

Net increase (decrease) in shares outstanding	538,131	$7,927,046

Year ended October 31, 2020:
Shares sold	228,437	$2,909,179
Shares issued in reinvestment of dividends and distributions	28,340	379,704
Shares purchased	(184,284)	(2,349,802)

Net increase (decrease) in shares outstanding before conversion	72,493	939,081
Shares issued upon conversion from other share class(es)	23,975	317,337

Net increase (decrease) in shares outstanding	96,468	$1,256,418

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

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The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 20 days that the Fund had loans outstanding during the period was approximately $472,400, borrowed at a weighted average interest rate of 1.41%. The maximum loan outstanding amount during the period was $1,117,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

PGIM Jennison Global Equity Income Fund	39

Notes to Financial Statements (continued)

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires

40

to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

PGIM Jennison Global Equity Income Fund	41

Notes to Financial Statements (continued)

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on

42

related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

PGIM Jennison Global Equity Income Fund	43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 10 and Shareholders of PGIM Jennison Global Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Global Equity Income Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 10, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

44

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2021, the Fund reports the maximum amount allowed per share but not less than $0.91 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
PGIM Jennison Global Equity Income Fund	100.00%	48.81%

In January 2022 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

PGIM Jennison Global Equity Income Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Global Equity Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Global Equity Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM Jennison Global Equity Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Global Equity Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Equity Income Fund (the “Fund”)1 , formerly PGIM Jennison Equity Income Fund, consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

[1]	PGIM Jennison Global Equity Income Fund is a series of Prudential Investment Portfolios, Inc. 10.

PGIM Jennison Global Equity Income Fund

Approval of Advisory Agreements  (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time .The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that

PGIM Jennison Global Equity Income Fund

Approval of Advisory Agreements (continued)

the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 4th Quartile
Net Total Expenses: 2nd Quartile

●	The Board noted that the Fund underperformed its benchmark index over all periods.

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●

The Board considered PGIM Investments’ assertions that the Fund’s focus on dividend-paying stocks was out of favor as growth stocks drove the benchmark’s returns over the period; and as this changes, PGIM Investments expects the Fund’s relative performance to improve.

●

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses for Class R6 shares to exceed 0.80% through February 28, 2022.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Equity Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Dino Capasso, Chief Compliance Officer ● Jonathan Corbett, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Diana N. Huffman, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street
New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED	PricewaterhouseCoopers LLP	300 Madison Avenue
PUBLIC ACCOUNTING FIRM		New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue
New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Equity Income Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL EQUITY INCOME FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	SPQAX	AGOCX	PJERX	JDEZX	PJIQX
CUSIP	74441L808	74441L873	74441L790	74441L832	74441L816

MF203E

PGIM QMA MID-CAP VALUE FUND

[Effective 12/29/21, fund name changes to PGIM Quant Solutions Mid-Cap Value Fund]

ANNUAL REPORT

OCTOBER 31, 2021

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC (formerly known as QMA LLC), a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Mid-Cap Value Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2021.

The global economy and markets continued to recover throughout the period from the ongoing impact of the COVID-19 pandemic. The Federal Reserve slashed interest rates and kept them near zero to encourage borrowing. Congress passed stimulus bills worth several trillion dollars to help consumers and businesses.

And several effective COVID-19 vaccines received regulatory approval. Those measures were enough to offset the fear of rising inflation and supply chain challenges that threatened to disrupt growth.

At the start of the period, stocks had recovered most of the steep losses they had suffered at the onset of the pandemic. Equities rallied as states reopened their economies but became more volatile as investors worried that a surge in COVID-19 infections would stall the recovery. However, rising corporate profits and economic growth, the resolution of the US presidential election, and the global rollout of approved vaccines lifted equity markets to record levels, helping stocks around the globe post gains for the full period.

Throughout this volatile period, investors sought safety in fixed income.

Investment-grade bonds in the US and the overall global bond market declined slightly during the period as the economy recovered, but emerging market debt rose. While the 10-year US Treasury yield hovered near record lows early in the period after a significant rally in interest rates, rates moved higher later on as investors began to focus on stronger economic growth and the prospects of higher inflation. The Fed also took several aggressive actions to keep the bond markets running smoothly, implementing many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1.5 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Mid-Cap Value Fund

December 15, 2021

PGIM QMA Mid-Cap Value Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/21
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	54.45	6.77	9.76	—
(without sales charges)	63.44	7.99	10.38	—
Class C
(with sales charges)	61.09	7.14	9.54	—
(without sales charges)	62.09	7.14	9.54	—
Class R
(without sales charges)	62.86	7.68	N/A	5.58 (12/22/2014)
Class Z
(without sales charges)	63.81	8.28	10.67	—
Class R2
(without sales charges)	63.25	N/A	N/A	3.82 (12/28/2017)
Class R4
(without sales charges)	63.70	N/A	N/A	4.08 (12/28/2017)
Class R6
(without sales charges)	64.08	8.42	10.83	—
Russell Midcap Value Index
	48.60	12.30	13.18	—
S&P MidCap 400 Index
	48.90	14.89	13.90	—
Russell Midcap Index
	45.40	16.47	14.78	—

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Average Annual Total Returns as of 10/31/21 Since Inception (%)
	Class R (12/22/2014)	Class R2, Class R4 (12/28/2017)
Russell Midcap Value Index	9.74	10.31
S&P MidCap 400 Index	11.79	12.30
Russell Midcap Index	12.47	14.78

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM QMA Mid-Cap Value Fund	5

Your Fund’s Performance (continued)

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell Midcap Value Index and S&P MidCap 400 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2011) and the account values at the end of the current fiscal year (October 31, 2021), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

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The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell Midcap Value Index—The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks included in the Index are also members of the Russell 1000 Value Index.

S&P MidCap 400 Index*—The S&P MidCap 400 Index is an unmanaged index of 400 domestic stocks chosen for market capitalization, liquidity, and industry representation. It gives a broad look at how US mid-cap stock prices have performed.

*The S&P MidCap 400 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

PGIM QMA Mid-Cap Value Fund	7

Your Fund’s Performance (continued)

Russell Midcap Index—The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 10/31/21

Ten Largest Holdings	Line of Business	% of Net Assets
International Flavors & Fragrances, Inc.	Chemicals	1.1%
Nucor Corp.	Metals & Mining	1.1%
State Street Corp.	Capital Markets	1.1%
Archer-Daniels-Midland Co.	Food Products	1.1%
Aflac, Inc.	Insurance	1.1%
Public Service Enterprise Group, Inc.	Multi-Utilities	1.1%
Corteva, Inc.	Chemicals	1.0%
Kroger Co. (The)	Food & Staples Retailing	1.0%
Cummins, Inc.	Machinery	1.0%
Fifth Third Bancorp	Banks	1.0%

Holdings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Mid-Cap Value Fund’s Class Z shares returned 63.81% in 12-month reporting period that ended October 31, 2021, outperforming the 48.60% return of the Russell Midcap Value Index (the Index).

What were the market conditions?

•	Although uncertainty around the COVID-19 pandemic hovered over the markets during the entire reporting period, investors remained focused on COVID-19 vaccine regulatory approvals toward the end of 2020 and vaccine rollouts during the first half of 2021. These developments boosted investors’ expectations for a recovery in many of the sectors that were most negatively affected in the early stages of the pandemic and helped fuel a market rally. US equity markets were also buoyed by ongoing fiscal stimulus and accommodative monetary policy, improving employment and gross domestic product data, and stronger-than-anticipated corporate earnings reports.

•	US mid-cap equities outperformed their large-cap counterparts during the period but lagged small-cap equities. Small-cap stocks (as measured by the Russell 2000 Index) advanced 50.80%, mid-cap stocks (as measured by the Russell Midcap Index) gained 45.40%, and large-cap stocks (as measured by the Russell 1000 Index) rose 43.51%.

•	Value stocks outperformed growth stocks across the market capitalization spectrum, with the largest gains among small-cap stocks. In the small-cap space, the Russell 2000 Value Index gained 64.30%, outperforming the 38.45% return of the Russell 2000 Growth Index. In the mid-cap space, the Russell Midcap Value Index advanced 48.60%, outperforming the 39.43% return of the Russell Midcap Growth Index. In the large-cap space, the Russell 1000 Value Index gained 43.76%, marginally outperforming the 43.21% return of the Russell 1000 Growth Index.

What worked?

•	PGIM Quantitative Solutions uses a systematic process to select mid-cap stocks that trade at a discount to their fundamental values and show positive business prospects. The focus is on deep-value stocks, which are characterized by high earnings yields, cash flow yields, and book yields.

•	During the reporting period, an emphasis on deep-value stocks drove the Fund’s strong relative performance, as cheaper stocks outperformed their more expensive counterparts within the Index.

•	The Fund outperformed the Index in 10 out of its 11 sectors, especially in financials, consumer discretionary, real estate, and energy. Strong relative gains in financials were driven by an overweight position compared to the Index in inexpensive insurance companies and banks.

•	Strong outperformance in the consumer discretionary sector was led by the Fund’s positioning in retailers; luxury goods/apparel; and hotels, restaurants & leisure, among others. Many of these cyclical companies and industries rallied during the period, as fears about the ongoing pandemic continued to subside.

PGIM QMA Mid-Cap Value Fund	9

Strategy and Performance Overview (continued)

•	The Fund’s outperformance in the real estate sector was due primarily to overweight positions relative to the Index in hotels & resorts and office real estate investment trusts (REITs). Several of these REITs, which were battered by the COVID-19 pandemic, became attractive in PGIM Quantitative Solutions’ model. The Fund benefited from building up an overweight exposure relative to the Index to these deeply discounted REITs, which then rallied on positive COVID-19 vaccine news.

•	Relative gains in energy—the best-performing sector in the Index during the period—were largely driven by the Fund’s overweight position in this sector relative to the Index. Energy gained nearly 129% during the period, fueled by rising oil prices amid concerns about lower supply.

What didn’t work?

The Fund’s overweight position relative to the Index in the utilities sector detracted slightly from relative performance during the reporting period.

Did the Fund use derivatives?

The Fund did not use any derivatives during the period.

Current outlook

•	US equity markets moved meaningfully higher during the reporting period. COVID-19 vaccines have shown significant effectiveness, allowing a reopening of the US economy and improvement in the fortunes of companies most negatively affected by the pandemic-related shutdowns and quarantines. As vaccines are more widely distributed, well-funded consumers are resuming spending. While many regions outside the US lag in the number of people vaccinated, PGIM Quantitative Solutions believes the increasing availability of vaccines will drive a more expanded global economic recovery in future quarters.

•	Corporate earnings, especially among more cyclical companies, are positioned to continue expanding, driven by improved demand. While inflationary pressures may be a headwind for margins, PGIM Quantitative Solutions expects companies to exercise pricing flexibility to offset some of the impact.

•	Political wrangling about the US debt ceiling and the size of infrastructure spending programs have provided some cause for concern, but PGIM Quantitative Solutions believes compromises will be made that will ultimately inject trillions of dollars into the US economy.

•	Combining these potential outcomes with continued low relative valuations, PGIM Quantitative Solutions believes that value stocks are poised for further gains and that the Fund is well positioned to benefit from this dynamic.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2021. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM QMA Mid-Cap Value Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Mid-Cap Value Fund		Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,034.20	1.13%	$5.79
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
Class C	Actual	$1,000.00	$1,030.00	1.95%	$9.98
	Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Class R	Actual	$1,000.00	$1,032.50	1.45%	$7.43
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38
Class Z	Actual	$1,000.00	$1,035.60	0.88%	$4.52
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Class R2	Actual	$1,000.00	$1,033.40	1.23%	$6.30
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
Class R4	Actual	$1,000.00	$1,035.20	0.98%	$5.03
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
Class R6	Actual	$1,000.00	$1,036.10	0.73%	$3.75
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2021, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2021 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2021

Description	Shares	Value

LONG-TERM INVESTMENTS 99.7%

COMMON STOCKS 99.4%

Aerospace & Defense 0.2%
Huntington Ingalls Industries, Inc.	2,200	$446,006

Auto Components 1.5%
BorgWarner, Inc.	45,200	2,037,164
Lear Corp.	11,700	2,010,645

		4,047,809

Automobiles 0.4%
Thor Industries, Inc.	11,000	1,121,560

Banks 9.6%
Bank OZK	22,300	996,141
BOK Financial Corp.	8,900	900,413
Citizens Financial Group, Inc.	45,700	2,165,266
Comerica, Inc.	23,100	1,965,579
Fifth Third Bancorp	62,333	2,713,355
First Hawaiian, Inc.	4,600	126,914
First Horizon Corp.	85,900	1,457,723
FNB Corp.	56,900	662,885
Huntington Bancshares, Inc.	71,500	1,125,410
KeyCorp	104,000	2,420,080
M&T Bank Corp.	15,100	2,221,512
PacWest Bancorp	19,800	939,906
Popular, Inc. (Puerto Rico)	13,200	1,075,008
Prosperity Bancshares, Inc.	14,700	1,107,057
Regions Financial Corp.	106,400	2,519,552
Synovus Financial Corp.	13,200	614,988
Umpqua Holdings Corp.	12,700	259,715
Wintrust Financial Corp.	11,600	1,026,600
Zions Bancorp NA	27,200	1,713,328

		26,011,432

Beverages 0.7%
Molson Coors Beverage Co. (Class B Stock)(a)	43,500	1,917,915

Biotechnology 0.6%
Sage Therapeutics, Inc.*	42,500	1,715,300

Building Products 0.6%
Owens Corning	16,100	1,503,901

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	13

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets 3.1%
Franklin Resources, Inc.	39,400	$1,240,706
Invesco Ltd.	75,200	1,910,832
Janus Henderson Group PLC	6,100	283,650
Jefferies Financial Group, Inc.	47,200	2,029,600
State Street Corp.	30,200	2,976,210

		8,440,998

Chemicals 5.1%
Ashland Global Holdings, Inc.(a)	4,500	432,045
Corteva, Inc.	65,900	2,843,585
Eastman Chemical Co.	12,700	1,321,181
International Flavors & Fragrances, Inc.	20,700	3,052,215
LyondellBasell Industries NV (Class A Stock)	25,600	2,376,192
Mosaic Co. (The)	52,400	2,178,268
Westlake Chemical Corp.	17,300	1,683,982

		13,887,468

Commercial Services & Supplies 0.1%
ADT, Inc.(a)	38,777	323,788

Communications Equipment 0.2%
Viasat, Inc.*(a)	9,200	549,148

Consumer Finance 1.9%
Ally Financial, Inc.	43,259	2,065,185
Discover Financial Services	12,600	1,427,832
Synchrony Financial	37,400	1,737,230

		5,230,247

Containers & Packaging 1.8%
Berry Global Group, Inc.*	11,900	779,926
Graphic Packaging Holding Co.	16,000	318,880
International Paper Co.	31,100	1,544,737
Silgan Holdings, Inc.	5,200	209,040
Westrock Co.	43,800	2,106,780

		4,959,363

Distributors 0.6%
LKQ Corp.*	29,100	1,602,828

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Financial Services 1.4%
Equitable Holdings, Inc.	62,200	$2,083,700
Voya Financial, Inc.	24,402	1,702,528

		3,786,228

Diversified Telecommunication Services 0.8%
Lumen Technologies, Inc.(a)	173,280	2,055,101

Electric Utilities 5.7%
Avangrid, Inc.(a)	28,500	1,501,950
Edison International	42,000	2,643,060
Entergy Corp.	9,600	988,992
Evergy, Inc.	31,400	2,001,750
Eversource Energy	8,700	738,630
FirstEnergy Corp.	25,400	978,662
OGE Energy Corp.	52,900	1,802,303
Pinnacle West Capital Corp.	28,400	1,831,516
PPL Corp.	85,700	2,468,160
Xcel Energy, Inc.	6,000	387,540

		15,342,563

Electronic Equipment, Instruments & Components 1.5%
Arrow Electronics, Inc.*	16,600	1,921,450
Avnet, Inc.	16,600	632,626
Jabil, Inc.	8,100	485,676
SYNNEX Corp.	10,000	1,050,000

		4,089,752

Energy Equipment & Services 0.7%
Baker Hughes Co.	55,500	1,391,940
NOV, Inc.*	43,000	602,860

		1,994,800

Equity Real Estate Investment Trusts (REITs) 6.0%
Cousins Properties, Inc.	33,500	1,326,935
Hudson Pacific Properties, Inc.	30,900	795,675
Kilroy Realty Corp.	3,400	229,092
Kimco Realty Corp.	44,461	1,004,819
Medical Properties Trust, Inc.	101,969	2,174,999
Omega Healthcare Investors, Inc.(a)	61,600	1,808,576
SL Green Realty Corp.(a)	24,972	1,749,788
VEREIT, Inc.	18,601	935,630

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	15

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
VICI Properties, Inc.(a)	37,600	$1,103,560
Vornado Realty Trust(a)	41,200	1,756,356
Welltower, Inc.	10,400	836,160
Weyerhaeuser Co.	72,500	2,589,700

		16,311,290

Food & Staples Retailing 1.0%
Kroger Co. (The)	70,100	2,805,402

Food Products 4.4%
Archer-Daniels-Midland Co.	46,300	2,974,312
Campbell Soup Co.	2,500	99,875
Conagra Brands, Inc.	67,000	2,157,400
Ingredion, Inc.	16,600	1,580,818
J.M. Smucker Co. (The)	17,600	2,162,336
Pilgrim’s Pride Corp.*	12,600	354,816
Tyson Foods, Inc. (Class A Stock)	31,100	2,487,067

		11,816,624

Gas Utilities 1.3%
Atmos Energy Corp.	21,500	1,980,580
UGI Corp.	36,000	1,562,760

		3,543,340

Health Care Equipment & Supplies 0.3%
Envista Holdings Corp.*	6,800	265,880
Hologic, Inc.*	8,400	615,804

		881,684

Health Care Providers & Services 2.5%
Laboratory Corp. of America Holdings*	9,400	2,697,988
McKesson Corp.	500	103,940
Quest Diagnostics, Inc.	14,800	2,172,344
Universal Health Services, Inc. (Class B Stock)	15,100	1,873,910

		6,848,182

Household Durables 4.3%
D.R. Horton, Inc.	2,300	205,321
Lennar Corp. (Class A Stock)	26,463	2,644,447
Mohawk Industries, Inc.*	10,739	1,903,058

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)
Newell Brands, Inc.	70,751	$1,619,490
PulteGroup, Inc.	39,747	1,911,036
Toll Brothers, Inc.	29,733	1,789,035
Whirlpool Corp.	7,300	1,539,059

		11,611,446

Insurance 6.7%
Aflac, Inc.	54,300	2,914,281
American Financial Group, Inc.	5,300	721,012
Arch Capital Group Ltd.*	41,800	1,748,076
Cincinnati Financial Corp.	3,300	400,752
CNA Financial Corp.	23,900	1,072,154
Everest Re Group Ltd.	4,100	1,072,150
Fidelity National Financial, Inc.	36,900	1,767,879
First American Financial Corp.	24,900	1,821,186
Hartford Financial Services Group, Inc. (The)	35,700	2,603,601
Lincoln National Corp.	26,400	1,904,760
Mercury General Corp.	1,700	92,633
Old Republic International Corp.	67,300	1,738,359
Principal Financial Group, Inc.	5,900	395,831

		18,252,674

Interactive Media & Services 0.8%
IAC/InterActiveCorp*	13,800	2,102,706

Internet & Direct Marketing Retail 0.7%
Qurate Retail, Inc. (Class A Stock)	172,000	1,795,680

IT Services 0.1%
Alliance Data Systems Corp.	4,300	366,575

Life Sciences Tools & Services 0.5%
Bio-Rad Laboratories, Inc. (Class A Stock)*	1,700	1,350,956

Machinery 3.4%
Cummins, Inc.	11,500	2,758,160
Gates Industrial Corp. PLC*	41,100	675,684
Oshkosh Corp.	2,800	299,600
PACCAR, Inc.	17,800	1,595,236
Parker-Hannifin Corp.	2,300	682,157
Snap-on, Inc.	1,100	223,553

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	17

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Machinery (cont’d.)
Stanley Black & Decker, Inc.	8,700	$1,563,651
Westinghouse Air Brake Technologies Corp.	14,900	1,351,877

		9,149,918

Marine 0.2%
Kirby Corp.*	11,200	586,992

Media 3.7%
Discovery, Inc. (Class A Stock)*(a)	39,000	914,160
Discovery, Inc. (Class C Stock)*	45,600	1,028,736
DISH Network Corp. (Class A Stock)*	46,700	1,917,969
Fox Corp. (Class A Stock)	31,100	1,235,914
Fox Corp. (Class B Stock)	26,300	972,048
Liberty Media Corp.-Liberty SiriusXM (Class A Stock)*	8,300	413,174
Liberty Media Corp.-Liberty SiriusXM (Class C Stock)*	11,400	562,248
News Corp. (Class A Stock)	28,900	661,810
Nexstar Media Group, Inc. (Class A Stock)	4,300	644,699
Omnicom Group, Inc.	1,000	68,080
ViacomCBS, Inc. (Class B Stock)	43,300	1,568,326

		9,987,164

Metals & Mining 3.3%
Nucor Corp.	27,200	3,036,880
Reliance Steel & Aluminum Co.	13,690	2,000,930
Steel Dynamics, Inc.	26,900	1,777,552
United States Steel Corp.(a)	83,000	2,190,370

		9,005,732

Mortgage Real Estate Investment Trusts (REITs) 2.3%
AGNC Investment Corp.	115,700	1,841,944
Annaly Capital Management, Inc.	230,324	1,948,541
New Residential Investment Corp.	151,300	1,718,768
Starwood Property Trust, Inc.	26,300	669,861

		6,179,114

Multiline Retail 1.3%
Dollar Tree, Inc.*	15,100	1,627,176
Kohl’s Corp.	40,700	1,975,171

		3,602,347

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Multi-Utilities 3.8%
CenterPoint Energy, Inc.	54,800	$1,426,992
Consolidated Edison, Inc.(a)	35,133	2,649,028
DTE Energy Co.	21,600	2,448,360
MDU Resources Group, Inc.	20,500	629,965
NiSource, Inc.	10,700	263,969
Public Service Enterprise Group, Inc.	44,900	2,864,620

		10,282,934

Oil, Gas & Consumable Fuels 4.6%
Antero Midstream Corp.(a)	84,800	902,272
Diamondback Energy, Inc.	11,000	1,179,090
EQT Corp.*	37,900	754,589
Marathon Oil Corp.	79,600	1,299,072
Marathon Petroleum Corp.	36,100	2,380,073
Phillips 66(a)	26,300	1,966,714
Pioneer Natural Resources Co.	8,800	1,645,424
Valero Energy Corp.	14,400	1,113,552
Williams Cos., Inc. (The)	44,200	1,241,578

		12,482,364

Paper & Forest Products 0.0%
Louisiana-Pacific Corp.	2,300	135,539

Pharmaceuticals 0.9%
Royalty Pharma PLC (Class A Stock)	21,600	853,848
Viatris, Inc.	109,989	1,468,353

		2,322,201

Professional Services 0.1%
Science Applications International Corp.	2,200	197,516

Real Estate Management & Development 0.5%
Jones Lang LaSalle, Inc.*	4,900	1,265,327

Road & Rail 2.7%
AMERCO	2,600	1,916,174
Knight-Swift Transportation Holdings, Inc.	36,000	2,040,840
Ryder System, Inc.(a)	20,741	1,761,948
Schneider National, Inc. (Class B Stock)	69,700	1,738,318

		7,457,280

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	19

Schedule of Investments (continued)

as of October 31, 2021

Description	Shares	Value

COMMON STOCKS (Continued)

Specialty Retail 2.2%
AutoNation, Inc.*	11,300	$1,368,656
Best Buy Co., Inc.	2,100	256,704
Dick’s Sporting Goods, Inc.	7,100	881,891
Foot Locker, Inc.	37,300	1,778,091
Penske Automotive Group, Inc.	16,600	1,760,430

		6,045,772

Technology Hardware, Storage & Peripherals 2.3%
Hewlett Packard Enterprise Co.	155,100	2,272,215
HP, Inc.	14,400	436,752
Western Digital Corp.*	40,900	2,138,661
Xerox Holdings Corp.	84,600	1,505,880

		6,353,508

Textiles, Apparel & Luxury Goods 0.9%
PVH Corp.*	17,200	1,880,476
Tapestry, Inc.	17,700	689,946

		2,570,422

Thrifts & Mortgage Finance 1.3%
MGIC Investment Corp.	112,100	1,811,536
New York Community Bancorp, Inc.(a)	129,700	1,612,171

		3,423,707

Trading Companies & Distributors 0.8%
Air Lease Corp.	44,100	1,766,205
United Rentals, Inc.*	800	303,288

		2,069,493

TOTAL COMMON STOCKS (cost $218,908,558)		269,830,096

EXCHANGE-TRADED FUND 0.3%
iShares Russell Mid-Cap Value ETF (cost $806,699)	7,000	834,960

TOTAL LONG-TERM INVESTMENTS (cost $219,715,257)		270,665,056

See Notes to Financial Statements.

20

Description	Shares	Value

SHORT-TERM INVESTMENTS 6.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(wa)	987,512	$987,512
PGIM Institutional Money Market Fund (cost $17,568,539; includes $17,567,488 of cash collateral for securities on loan)(b)(wa)	17,584,364	17,573,814

TOTAL SHORT-TERM INVESTMENTS (cost $18,556,051)		18,561,326

TOTAL INVESTMENTS 106.5% (cost $238,271,308)		289,226,382
Liabilities in excess of other assets (6.5)%		(17,770,583)

NET ASSETS 100.0%		$271,455,799

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $17,282,217; cash collateral of $17,567,488 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	21

Schedule of Investments (continued)

as of October 31, 2021

The following is a summary of the inputs used as of October 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$446,006	$—	$—
Auto Components	4,047,809	—	—
Automobiles	1,121,560	—	—
Banks	26,011,432	—	—
Beverages	1,917,915	—	—
Biotechnology	1,715,300	—	—
Building Products	1,503,901	—	—
Capital Markets	8,440,998	—	—
Chemicals	13,887,468	—	—
Commercial Services & Supplies	323,788	—	—
Communications Equipment	549,148	—	—
Consumer Finance	5,230,247	—	—
Containers & Packaging	4,959,363	—	—
Distributors	1,602,828	—	—
Diversified Financial Services	3,786,228	—	—
Diversified Telecommunication Services	2,055,101	—	—
Electric Utilities	15,342,563	—	—
Electronic Equipment, Instruments & Components	4,089,752	—	—
Energy Equipment & Services	1,994,800	—	—
Equity Real Estate Investment Trusts (REITs)	16,311,290	—	—
Food & Staples Retailing	2,805,402	—	—
Food Products	11,816,624	—	—
Gas Utilities	3,543,340	—	—
Health Care Equipment & Supplies	881,684	—	—
Health Care Providers & Services	6,848,182	—	—
Household Durables	11,611,446	—	—
Insurance	18,252,674	—	—
Interactive Media & Services	2,102,706	—	—
Internet & Direct Marketing Retail	1,795,680	—	—
IT Services	366,575	—	—
Life Sciences Tools & Services	1,350,956	—	—
Machinery	9,149,918	—	—
Marine	586,992	—	—
Media	9,987,164	—	—
Metals & Mining	9,005,732	—	—
Mortgage Real Estate Investment Trusts (REITs)	6,179,114	—	—
Multiline Retail	3,602,347	—	—
Multi-Utilities	10,282,934	—	—
Oil, Gas & Consumable Fuels	12,482,364	—	—
Paper & Forest Products	135,539	—	—
Pharmaceuticals	2,322,201	—	—
Professional Services	197,516	—	—
Real Estate Management & Development	1,265,327	—	—
Road & Rail	7,457,280	—	—

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Specialty Retail	$6,045,772	$—	$—
Technology Hardware, Storage & Peripherals	6,353,508	—	—
Textiles, Apparel & Luxury Goods	2,570,422	—	—
Thrifts & Mortgage Finance	3,423,707	—	—
Trading Companies & Distributors	2,069,493	—	—
Exchange-Traded Fund	834,960	—	—
Short-Term Investments
Affiliated Mutual Funds	18,561,326	—	—

Total	$289,226,382	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2021 were as follows (unaudited):

Banks	9.6%
Affiliated Mutual Funds (6.5% represents investments purchased with collateral from securities on loan)	6.8
Insurance	6.7
Equity Real Estate Investment Trusts (REITs)	6.0
Electric Utilities	5.7
Chemicals	5.1
Oil, Gas & Consumable Fuels	4.6
Food Products	4.4
Household Durables	4.3
Multi-Utilities	3.8
Media	3.7
Machinery	3.4
Metals & Mining	3.3
Capital Markets	3.1
Road & Rail	2.7
Health Care Providers & Services	2.5
Technology Hardware, Storage & Peripherals	2.3
Mortgage Real Estate Investment Trusts (REITs)	2.3
Specialty Retail	2.2
Consumer Finance	1.9
Containers & Packaging	1.8
Electronic Equipment, Instruments & Components	1.5
Auto Components	1.5
Diversified Financial Services	1.4
Multiline Retail	1.3

Gas Utilities	1.3%
Thrifts & Mortgage Finance	1.3
Food & Staples Retailing	1.0
Textiles, Apparel & Luxury Goods	0.9
Pharmaceuticals	0.9
Interactive Media & Services	0.8
Trading Companies & Distributors	0.8
Diversified Telecommunication Services	0.8
Energy Equipment & Services	0.7
Beverages	0.7
Internet & Direct Marketing Retail	0.7
Biotechnology	0.6
Distributors	0.6
Building Products	0.6
Life Sciences Tools & Services	0.5
Real Estate Management & Development	0.5
Automobiles	0.4
Health Care Equipment & Supplies	0.3
Exchange-Traded Fund	0.3
Marine	0.2
Communications Equipment	0.2
Aerospace & Defense	0.2
IT Services	0.1
Commercial Services & Supplies	0.1
Professional Services	0.1

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	23

Schedule of Investments (continued)

as of October 31, 2021

Industry Classification (continued):

Paper & Forest Products	0.0 *%

106.5
Liabilities in excess of other assets	(6.5)

100.0%

*	Less than +/- 0.05%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$17,282,217	$(17,282,217)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

as of October 31, 2021

Assets
Investments at value, including securities on loan of $17,282,217:
Unaffiliated investments (cost $219,715,257)	$270,665,056
Affiliated investments (cost $18,556,051)	18,561,326
Receivable for Fund shares sold	248,335
Dividends receivable	151,613
Prepaid expenses and other assets	30,743

Total Assets	289,657,073

Liabilities
Payable to broker for collateral for securities on loan	17,567,488
Payable for Fund shares purchased	322,503
Management fee payable	152,821
Accrued expenses and other liabilities	101,780
Distribution fee payable	34,038
Affiliated transfer agent fee payable	21,661
Directors’ fees payable	983

Total Liabilities	18,201,274

Net Assets	$271,455,799

Net assets were comprised of:
Common stock, at par	$12,114
Paid-in capital in excess of par	287,037,177
Total distributable earnings (loss)	(15,593,492)

Net assets, October 31, 2021	$271,455,799

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	25

Statement of Assets and Liabilities

as of October 31, 2021

Class A
Net asset value and redemption price per share, ($128,832,429 ÷ 5,752,228 shares of common stock issued and outstanding)	$22.40
Maximum sales charge (5.50% of offering price)	1.30

Maximum offering price to public	$23.70

Class C
Net asset value, offering price and redemption price per share, ($7,640,572 ÷ 411,907 shares of common stock issued and outstanding)	$18.55

Class R
Net asset value, offering price and redemption price per share, ($352,314 ÷ 15,617 shares of common stock issued and outstanding)	$22.56

Class Z
Net asset value, offering price and redemption price per share, ($65,488,806 ÷ 2,883,593 shares of common stock issued and outstanding)	$22.71

Class R2
Net asset value, offering price and redemption price per share, ($44,167 ÷ 1,957 shares of common stock issued and outstanding)	$22.56

Class R4
Net asset value, offering price and redemption price per share, ($1,777,507 ÷ 78,594 shares of common stock issued and outstanding)	$22.62

Class R6
Net asset value, offering price and redemption price per share, ($67,320,004 ÷ 2,970,249 shares of common stock issued and outstanding)	$22.66

Net Asset Values Per Share may not recalculate due to rounding.

See Notes to Financial Statements.

26

Statement of Operations

Year Ended October 31, 2021

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $2,000 foreign withholding tax)	$5,814,362
Income from securities lending, net (including affiliated income of $7,872)	12,512
Affiliated dividend income	1,264

Total income	5,828,138

Expenses
Management fee	1,887,297
Distribution fee(a)	454,809
Shareholder servicing fees(a)	2,674
Transfer agent’s fees and expenses (including affiliated expense of $120,960)(a)	363,862
Registration fees(a)	76,002
Custodian and accounting fees	64,729
Legal fees and expenses	33,010
Audit fee	25,904
Shareholders’ reports	20,070
Directors’ fees	12,790
Miscellaneous	57,950

Total expenses	2,999,097
Less: Fee waiver and/or expense reimbursement(a)	(350,318)
Distribution fee waiver(a)	(62,949)

Net expenses	2,585,830

Net investment income (loss)	3,242,308

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $21,862)	34,506,372
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(26,809))	74,638,886

Net gain (loss) on investment transactions	109,145,258

Net Increase (Decrease) In Net Assets Resulting From Operations	$112,387,566

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	371,489	80,110	3,101	—	109	—	—
Shareholder servicing fees	—	—	—	—	44	2,630	—
Transfer agent’s fees and expenses	256,851	17,477	821	80,413	200	4,726	3,374
Registration fees	15,029	9,344	7,498	12,508	5,299	5,299	21,025
Fee waiver and/or expense reimbursement	(187,900)	(15,794)	(7,747)	(52,740)	(5,471)	(8,253)	(72,413)
Distribution fee waiver	(61,915)	—	(1,034)	—	—	—	—

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	27

Statements of Changes in Net Assets

	Year Ended October 31,

	2021	2020

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,242,308	$6,355,111
Net realized gain (loss) on investment transactions	34,506,372	(78,266,473)
Net change in unrealized appreciation (depreciation) on investments	74,638,886	503,568

Net increase (decrease) in net assets resulting from operations	112,387,566	(71,407,794)

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,045,295)	(3,911,907)
Class B	—	(35,542)
Class C	(125,667)	(318,052)
Class R	(4,570)	(9,386)
Class Z	(1,068,337)	(3,520,328)
Class R2	(619)	(1,059)
Class R4	(57,980)	(81,197)
Class R6	(970,737)	(3,618,113)

	(4,273,205)	(11,495,584)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	87,450,417	57,168,977
Net asset value of shares issued in reinvestment of dividends and distributions	4,074,697	11,036,475
Cost of shares purchased	(118,322,013)	(316,150,389)

Net increase (decrease) in net assets from Fund share transactions	(26,796,899)	(247,944,937)

Total increase (decrease)	81,317,462	(330,848,315)

Net Assets:
Beginning of year	190,138,337	520,986,652

End of year	$271,455,799	$190,138,337

See Notes to Financial Statements.

28

Financial Highlights

Class A Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.95	$17.83	$20.17	$22.24	$19.48
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.29	0.30	0.30	0.28
Net realized and unrealized gain (loss) on investment transactions	8.52	(3.75)	(0.66)	(0.95)	3.11
Total from investment operations	8.75	(3.46)	(0.36)	(0.65)	3.39
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.42)	(0.41)	(0.32)	(0.25)
Distributions from net realized gains	-	-	(1.57)	(1.10)	(0.38)
Total dividends and distributions	(0.30)	(0.42)	(1.98)	(1.42)	(0.63)
Net asset value, end of year	$22.40	$13.95	$17.83	$20.17	$22.24
Total Return(b):	63.44%	(20.02)%	(0.95)%	(3.54)%	17.56%

Ratios/Supplemental Data:
Net assets, end of year (000)	$128,832	$96,607	$173,162	$219,477	$268,067
Average net assets (000)	$123,830	$125,104	$192,828	$259,013	$283,669
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.13%	1.14%	1.13%	1.18%	1.21%
Expenses before waivers and/or expense reimbursement	1.33%	1.39%	1.32%	1.33%	1.34%
Net investment income (loss)	1.13%	1.96%	1.69%	1.35%	1.31%
Portfolio turnover rate(e)	81%	55%	58%	78%	112%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	29

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.63	$14.94	$17.24	$19.21	$16.93
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.15	0.16	0.11	0.10
Net realized and unrealized gain (loss) on investment transactions	7.10	(3.16)	(0.61)	(0.79)	2.70
Total from investment operations	7.15	(3.01)	(0.45)	(0.68)	2.80
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.30)	(0.28)	(0.19)	(0.14)
Distributions from net realized gains	-	-	(1.57)	(1.10)	(0.38)
Total dividends and distributions	(0.23)	(0.30)	(1.85)	(1.29)	(0.52)
Net asset value, end of year	$18.55	$11.63	$14.94	$17.24	$19.21
Total Return(b):	62.09%	(20.65)%	(1.76)%	(4.22)%	16.65%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,641	$6,823	$16,672	$42,595	$56,517
Average net assets (000)	$8,011	$10,577	$27,709	$52,438	$59,943
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.95%	1.96%	1.94%	1.92%	1.96%
Expenses before waivers and/or expense reimbursement	2.15%	2.19%	1.98%	1.97%	2.03%
Net investment income (loss)	0.33%	1.17%	1.08%	0.60%	0.55%
Portfolio turnover rate(e)	81%	55%	58%	78%	112%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Class R Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.06	$17.96	$20.30	$22.38	$19.60
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.24	0.25	0.24	0.22
Net realized and unrealized gain (loss) on investment transactions	8.58	(3.78)	(0.67)	(0.95)	3.15
Total from investment operations	8.76	(3.54)	(0.42)	(0.71)	3.37
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.36)	(0.35)	(0.27)	(0.21)
Distributions from net realized gains	-	-	(1.57)	(1.10)	(0.38)
Total dividends and distributions	(0.26)	(0.36)	(1.92)	(1.37)	(0.59)
Net asset value, end of year	$22.56	$14.06	$17.96	$20.30	$22.38
Total Return(b):	62.86%	(20.23)%	(1.29)%	(3.76)%	17.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$352	$298	$491	$798	$740
Average net assets (000)	$414	$386	$657	$888	$412
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.45%	1.46%	1.45%	1.42%	1.44%
Expenses before waivers and/or expense reimbursement	3.57%	4.44%	3.51%	3.42%	4.01%
Net investment income (loss)	0.87%	1.58%	1.39%	1.07%	0.99%
Portfolio turnover rate(e)	81%	55%	58%	78%	112%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	31

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.14	$18.06	$20.40	$22.48	$19.68
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.35	0.37	0.35	0.34
Net realized and unrealized gain (loss) on investment transactions	8.63	(3.80)	(0.68)	(0.95)	3.14
Total from investment operations	8.91	(3.45)	(0.31)	(0.60)	3.48
Less Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.47)	(0.46)	(0.38)	(0.30)
Distributions from net realized gains	-	-	(1.57)	(1.10)	(0.38)
Total dividends and distributions	(0.34)	(0.47)	(2.03)	(1.48)	(0.68)
Net asset value, end of year	$22.71	$14.14	$18.06	$20.40	$22.48
Total Return(b):	63.81%	(19.75)%	(0.64)%	(3.30)%	17.84%

Ratios/Supplemental Data:
Net assets, end of year (000)	$65,489	$44,469	$178,692	$340,962	$429,566
Average net assets (000)	$64,701	$86,918	$262,457	$414,839	$402,691
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.87%	0.88%	0.84%	0.93%	0.95%
Expenses before waivers and/or expense reimbursement	0.95%	0.96%	0.88%	0.98%	1.02%
Net investment income (loss)	1.37%	2.29%	2.02%	1.59%	1.55%
Portfolio turnover rate(e)	81%	55%	58%	78%	112%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

32

Class R2 Shares
	Year Ended October 31,			December 28, 2017(a) through October 31, 2018
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.05	$17.95	$20.29	$22.68
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.29	0.29	0.06
Net realized and unrealized gain (loss) on investment transactions	8.59	(3.79)	(0.67)	(2.45)
Total from investment operations	8.80	(3.50)	(0.38)	(2.39)
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.40)	(0.39)	-
Distributions from net realized gains	-	-	(1.57)	-
Total dividends and distributions	(0.29)	(0.40)	(1.96)	-
Net asset value, end of period	$22.56	$14.05	$17.95	$20.29
Total Return(c):	63.25%	(20.07)%	(1.07)%	(10.54)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$44	$33	$49	$48
Average net assets (000)	$44	$36	$48	$15
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.23%	1.24%	1.23%	1.26	%(e)
Expenses before waivers and/or expense reimbursement	13.76%	42.28%	27.75%	150.41	%(e)
Net investment income (loss)	1.02%	1.91%	1.61%	0.31	%(e)
Portfolio turnover rate(f)	81%	55%	58%	78%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	33

Financial Highlights (continued)

Class R4 Shares
	Year Ended October 31,			December 28, 2017(a) through October 31, 2018
	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$14.08	$17.99	$20.33	$22.68
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.30	0.34	0.21
Net realized and unrealized gain (loss) on investment transactions	8.61	(3.77)	(0.68)	(2.56)
Total from investment operations	8.86	(3.47)	(0.34)	(2.35)
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.44)	(0.43)	-
Distributions from net realized gains	-	-	(1.57)	-
Total dividends and distributions	(0.32)	(0.44)	(2.00)	-
Net asset value, end of period	$22.62	$14.08	$17.99	$20.33
Total Return(c):	63.70%	(19.89)%	(0.79)%	(10.36)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,778	$2,761	$3,363	$9
Average net assets (000)	$2,631	$2,859	$1,861	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.98%	0.99%	0.98%	1.02	%(e)
Expenses before waivers and/or expense reimbursement	1.29%	1.62%	1.68%	225.30	%(e)
Net investment income (loss)	1.28%	2.00%	1.93%	1.14	%(e)
Portfolio turnover rate(f)	81%	55%	58%	78%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

34

Class R6 Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.10	$18.01	$20.38	$22.45	$19.65
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.40	0.38	0.38	0.37
Net realized and unrealized gain (loss) on investment transactions	8.61	(3.82)	(0.69)	(0.94)	3.14
Total from investment operations	8.92	(3.42)	(0.31)	(0.56)	3.51
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.49)	(0.49)	(0.41)	(0.33)
Distributions from net realized gains	-	-	(1.57)	(1.10)	(0.38)
Total dividends and distributions	(0.36)	(0.49)	(2.06)	(1.51)	(0.71)
Net asset value, end of year	$22.66	$14.10	$18.01	$20.38	$22.45
Total Return(b):	64.08%	(19.68)%	(0.59)%	(3.12)%	18.03%

Ratios/Supplemental Data:
Net assets, end of year (000)	$67,320	$39,149	$146,559	$202,697	$163,221
Average net assets (000)	$58,904	$67,073	$186,689	$200,226	$125,192
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.73%	0.74%	0.73%	0.78%	0.80%
Expenses before waivers and/or expense reimbursement	0.85%	0.86%	0.78%	0.83%	0.87%
Net investment income (loss)	1.52%	2.54%	2.11%	1.71%	1.70%
Portfolio turnover rate(e)	81%	55%	58%	78%	112%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA Mid-Cap Value Fund	35

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios, Inc. 10 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation and currently consists of two separate funds: PGIM Jennison Global Equity Income Fund and PGIM QMA Mid-Cap Value Fund. These financial statements relate only to the PGIM QMA Mid-Cap Value Fund (the “Fund”). The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek capital growth.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is subject to the Board’s review at its first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

36

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the

PGIM QMA Mid-Cap Value Fund	37

Notes to Financial Statements (continued)

Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

38

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (formerly known as QMA LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.73% of the Fund’s average daily net assets up to $1 billion, 0.71% of the next $2 billion, 0.69% of the next $2 billion and 0.67% of the average daily net assets

PGIM QMA Mid-Cap Value Fund	39

Notes to Financial Statements (continued)

excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.73% for the year ended October 31, 2021.

The Manager has contractually agreed, through February 28, 2023, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.13% of average daily net assets for Class A shares, 1.95% of average daily net assets for Class C shares, 1.45% of average daily net assets for Class R shares, 0.95% of average daily net assets for Class Z shares, 1.23% of average daily net assets for Class R2 shares, 0.98% of average daily net assets for Class R4 shares and 0.73% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses an any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through February 28, 2023 to limit such fees to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or

40

third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of up to 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

For the year ended October 31, 2021, PIMS received $85,622 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2021, PIMS received $159 and $191 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM Quantitative Solutions LLC, PIMS and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2021, no 17a-7 transactions were entered into by the Fund.

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2021, were $203,903,315 and $231,284,019, respectively.

PGIM QMA Mid-Cap Value Fund	41

Notes to Financial Statements (continued)

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund (1)(wa)
$ 374,015	$55,449,382	$54,835,885	$—	$—	$987,512	987,512	$1,264

PGIM Institutional Money Market Fund (1)(b)(wa)
35,167,354	162,433,539	180,022,132	(26,809)	21,862	17,573,814	17,584,364	7,872	(2)

$35,541,369	$217,882,921	$234,858,017	$(26,809)	$21,862	$18,561,326		$9,136

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $4,273,205 of ordinary income. For the year ended October 31, 2020, the tax character of dividends paid by the Fund was $11,495,584 of ordinary income.

As of October 31, 2021, the accumulated undistributed earnings on a tax basis was $2,047,656 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2021 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$241,058,608	$55,179,515	$(7,011,741)	$48,167,774

The differences between GAAP and tax basis were primarily due to deferred losses on wash sales and other cost basis adjustments.

42

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2021 of approximately $65,809,000 which can be carried forward for an unlimited period. The Fund utilized approximately $33,858,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2021. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

7. Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 5,500,000,000 shares of capital stock, $0.001 par value per share, 800,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class A	100,000,000
Class B	5,000,000
Class C	30,000,000
Class R	75,000,000
Class Z	190,000,000
Class T	75,000,000
Class R2	75,000,000
Class R4	75,000,000
Class R6	175,000,000

PGIM QMA Mid-Cap Value Fund	43

Notes to Financial Statements (continued)

The Fund currently does not have any Class B or Class T shares outstanding.

As of October 31, 2021, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	747	0.1%
Class Z	525	0.1%
Class R2	512	26.2%
Class R4	516	0.7%
Class R6	481,630	16.2%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	5	42.4%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2021:
Shares sold	557,332	$11,356,692
Shares issued in reinvestment of dividends and distributions	112,162	1,901,140
Shares purchased	(1,874,854)	(36,137,585)

Net increase (decrease) in shares outstanding before conversion	(1,205,360)	(22,879,753)
Shares issued upon conversion from other share class(es)	86,136	1,715,186
Shares purchased upon conversion into other share class(es)	(53,429)	(1,095,424)

Net increase (decrease) in shares outstanding	(1,172,653)	$(22,259,991)

Year ended October 31, 2020:
Shares sold	722,332	$10,036,196
Shares issued in reinvestment of dividends and distributions	190,649	3,549,882
Shares purchased	(3,796,722)	(54,030,970)

Net increase (decrease) in shares outstanding before conversion	(2,883,741)	(40,444,892)
Shares issued upon conversion from other share class(es)	170,043	2,295,856
Shares purchased upon conversion into other share class(es)	(75,875)	(1,148,385)

Net increase (decrease) in shares outstanding	(2,789,573)	$(39,297,421)

Class B
Period ended June 26, 2020*:
Shares sold	1,154	$12,185
Shares issued in reinvestment of dividends and distributions	2,235	35,108
Shares purchased	(21,741)	(272,476)

Net increase (decrease) in shares outstanding before conversion	(18,352)	(225,183)
Shares purchased upon conversion into other share class(es)	(114,692)	(1,277,306)

Net increase (decrease) in shares outstanding	(133,044)	$(1,502,489)

44

Class C	Shares	Amount
Year ended October 31, 2021:
Shares sold	29,122	$506,877
Shares issued in reinvestment of dividends and distributions	8,843	125,035
Shares purchased	(108,368)	(1,710,674)

Net increase (decrease) in shares outstanding before conversion	(70,403)	(1,078,762)
Shares purchased upon conversion into other share class(es)	(104,283)	(1,731,571)

Net increase (decrease) in shares outstanding	(174,686)	$(2,810,333)

Year ended October 31, 2020:
Shares sold	38,398	$478,467
Shares issued in reinvestment of dividends and distributions	19,047	297,710
Shares purchased	(455,739)	(5,784,225)

Net increase (decrease) in shares outstanding before conversion	(398,294)	(5,008,048)
Shares purchased upon conversion into other share class(es)	(131,041)	(1,588,211)

Net increase (decrease) in shares outstanding	(529,335)	$(6,596,259)

Class R
Year ended October 31, 2021:
Shares sold	10,448	$220,717
Shares issued in reinvestment of dividends and distributions	267	4,570
Shares purchased	(16,308)	(336,483)

Net increase (decrease) in shares outstanding	(5,593)	$(111,196)

Year ended October 31, 2020:
Shares sold	8,210	$103,002
Shares issued in reinvestment of dividends and distributions	499	9,386
Shares purchased	(14,833)	(209,684)

Net increase (decrease) in shares outstanding	(6,124)	$(97,296)

Class Z
Year ended October 31, 2021:
Shares sold	1,671,413	$35,222,690
Shares issued in reinvestment of dividends and distributions	60,844	1,043,472
Shares purchased	(1,879,117)	(38,098,086)

Net increase (decrease) in shares outstanding before conversion	(146,860)	(1,831,924)
Shares issued upon conversion from other share class(es)	53,765	1,117,138
Shares purchased upon conversion into other share class(es)	(168,294)	(3,779,683)

Net increase (decrease) in shares outstanding	(261,389)	$(4,494,469)

Year ended October 31, 2020:
Shares sold	1,805,468	$27,062,113
Shares issued in reinvestment of dividends and distributions	184,460	3,469,699
Shares purchased	(8,829,855)	(140,694,663)

Net increase (decrease) in shares outstanding before conversion	(6,839,927)	(110,162,851)
Shares issued upon conversion from other share class(es)	111,481	1,737,070
Shares purchased upon conversion into other share class(es)	(22,970)	(330,815)

Net increase (decrease) in shares outstanding	(6,751,416)	$(108,756,596)

PGIM QMA Mid-Cap Value Fund	45

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended October 31, 2021:
Shares sold	132	$2,565
Shares issued in reinvestment of dividends and distributions	36	619
Shares purchased	(537)	(10,677)

Net increase (decrease) in shares outstanding	(369)	$(7,493)

Year ended October 31, 2020:
Shares sold	456	$6,583
Shares issued in reinvestment of dividends and distributions	56	1,059
Shares purchased	(902)	(10,296)

Net increase (decrease) in shares outstanding	(390)	$(2,654)

Class R4
Year ended October 31, 2021:
Shares sold	21,360	$423,125
Shares issued in reinvestment of dividends and distributions	1,920	32,820
Shares purchased	(140,736)	(2,969,114)

Net increase (decrease) in shares outstanding	(117,456)	$(2,513,169)

Year ended October 31, 2020:
Shares sold	71,876	$893,446
Shares issued in reinvestment of dividends and distributions	3,169	59,491
Shares purchased	(65,982)	(949,742)

Net increase (decrease) in shares outstanding	9,063	$3,195

Class R6
Year ended October 31, 2021:
Shares sold	1,873,736	$39,717,751
Shares issued in reinvestment of dividends and distributions	56,585	967,041
Shares purchased	(1,903,942)	(39,059,394)

Net increase (decrease) in shares outstanding before conversion	26,379	1,625,398
Shares issued upon conversion from other share class(es)	168,319	3,774,612
Shares purchased upon conversion into other share class(es)	(12)	(258)

Net increase (decrease) in shares outstanding	194,686	$5,399,752

Year ended October 31, 2020:
Shares sold	1,327,846	$18,576,985
Shares issued in reinvestment of dividends and distributions	192,651	3,614,140
Shares purchased	(6,902,951)	(114,198,333)

Net increase (decrease) in shares outstanding before conversion	(5,382,454)	(92,007,208)
Shares issued upon conversion from other share class(es)	22,156	311,791

Net increase (decrease) in shares outstanding	(5,360,298)	$(91,695,417)

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8. Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a

46

group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/1/2021 – 9/29/2022	10/2/2020 – 9/30/2021

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2021. The average daily balance for the 75 days that the Fund had loans outstanding during the period was approximately $1,110,347, borrowed at a weighted average interest rate of 1.42%. The maximum loan outstanding amount during the period was $8,166,000. At October 31, 2021, the Fund did not have an outstanding loan amount.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

PGIM QMA Mid-Cap Value Fund	47

Notes to Financial Statements (continued)

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the investments selected by the subadviser may underperform the markets in general, the Fund’s benchmark and other mutual funds with similar investment objectives.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the outbreak of COVID-19 globally in 2020 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or

48

disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Medium Capitalization (Mid-Cap) Company Risk: The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small- or large-capitalization companies.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by

PGIM QMA Mid-Cap Value Fund	49

Notes to Financial Statements (continued)

property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10. Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Fund.

11. Subsequent Event

Effective December 29, 2021, the Fund’s name will change from PGIM QMA Mid-Cap Value Fund to PGIM Quant Solutions Mid-Cap Value Fund.

50

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Prudential Investment Portfolios, Inc. 10 and Shareholders of PGIM QMA Mid-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Mid-Cap Value Fund (one of the funds constituting Prudential Investment Portfolios, Inc. 10, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 16, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM QMA Mid-Cap Value Fund	51

Tax Information (unaudited)

For the year ended October 31, 2021, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Mid-Cap Value Fund	77.18%	75.39%

In January 2022, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2021.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Mid-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Retired; Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM QMA Mid-Cap Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

PGIM QMA Mid-Cap Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 1974 Chief Compliance Officer

Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since July 2019

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Diana N. Huffman 1982 Assistant Secretary

Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).

Since March 2019

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since September 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since September 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since September 2019

Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.

Since October 2021

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Mid-Cap Value Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM QMA Mid-Cap Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-10, 2021 and approved the renewal of the agreements through July 31, 2022, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-10, 2021.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as

[1]	PGIM QMA Mid-Cap Value Fund is a series of Prudential Investment Portfolios, Inc. 10.

PGIM QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived

PGIM QMA Mid-Cap Value Fund

Approval of Advisory Agreements (continued)

by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2020.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2020. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years

	4th Quartile	4th Quartile	4th Quartile	4th Quartile

Actual Management Fees: 2nd Quartile

Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.

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•	The Board considered PGIM Investments’ assertions that the Fund’s underperformance was primarily driven by the magnitude of the Fund’s bias toward the value style factor; and that the value style factor underperformed the broader market, which was further exacerbated due to the economic uncertainty surrounding the COVID-19 crisis, as investors linked value stocks to the outlook of a post-pandemic recovery.

•	The Board considered PGIM Investments’ assertions that the value style factor meaningfully recovered in the fourth quarter of 2021, resulting in the Fund posting strong results versus its benchmark and peers; and that relative returns are expected to continue to improve as markets normalize. In this regard, the Board also considered that the Fund outperformed its benchmark index and peer group for the fourth quarter of 2020 and first quarter of 2021 (ranking in the 22nd and 9th percentiles, respectively) and that the Fund outperformed its benchmark index and peer group for the one-year period ended March 31, 2021.

•	The Board further considered PGIM Investments’ assertion that while the current market environment has been extremely challenging to the Fund’s investment style, it is encouraged by QMA’s track record before the current market environment and during periods where the Fund’s value style factor exposure has delivered outsized gains. The Board noted that PGIM Investments views the recent performance challenges as temporary and agreed to continue to monitor the performance of the Fund.

•	The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.13% for Class A shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.95% for Class Z shares, 1.23% for Class R2 shares, 0.98% for Class R4 shares, and 0.73% for Class R6 shares through February 28, 2022.

•	In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Mid-Cap Value Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Jonathan Corbett, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM QMA Mid-Cap Value Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA MID-CAP VALUE FUND
SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	SPRAX	NCBVX	SDVRX	SPVZX	PMVEX	PMVFX	PMVQX
CUSIP	74441L105	74441L303	74441L782	74441L709	74441L758	74441L741	74441L824

MF202E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2021 and October 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $50,800 and $50,800 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2021 and October 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $5,103 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(d) All Other Fees

For the fiscal years ended October 31, 2021 and October 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2021 and October 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2021 and October 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)  (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 10

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 16, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 16, 2021